ASSIGNMENT AND CONVEYANCE AGREEMENT

On this 30th day of August, 2006, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Wells Fargo Bank, N.A. ("Company"), as (i) the Seller under that certain Purchase Price and Terms Letter, dated as of July 25, 2006 (the "PPTL"), (ii) the Company under that certain Second Amended and Restated Master Seller's Warranties and Servicing Agreement, dated as of November 1, 2005 (the "Purchase Agreement", and together with the PPTL, the "Agreements") does hereby sell, transfer, assign, set over and convey to Goldman Sachs Mortgage Company ("Purchaser") as the Purchaser under the Agreements, and the Purchaser hereby accepts from the Company, without recourse, but subject to the terms of the Agreements, all right, title and interest of, in and to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto as Exhibit A (the "Mortgage Loans"). Pursuant to Section 2.3 of the Purchase Agreement, the Company has delivered the Custodial Mortgage File to the Custodian. The Retained Mortgage File and the Servicing File for each Mortgage Loan shall be retained by the Company pursuant to Section 2.1 of the Purchase Agreement.

In addition, the Company hereby represents and warrants, as to the Mortgage Loans, to the Purchaser that, as of the Closing Date, no Mortgage Loan is in violation of Section 4.1a of the Illinois Interest Act, 815 ILCS 205/4.1a.

In accordance with Article II of the Purchase Agreement, the Purchaser accepts the Mortgage Loans. Notwithstanding the foregoing the Purchaser does not waive any rights or remedies it may have under the Agreements.

In connection with the execution of this Assignment and Conveyance, the Company and the Purchaser hereby agree that the following modifications to the Purchase Agreement shall apply only as to the Mortgage Loans on the Closing Date:

(a) Section 3.2(xxix), Payment Terms, of the Purchase Agreement is hereby deleted and replaced with the following:

> Except with respect to Interest Only Mortgage Loans, the Mortgage Note is payable each month in equal monthly installments of principal and interest, which installments of interest are subject to change due to the adjustments to the Mortgage Interest Rate on each Interest Rate Adjustment Date, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than thirty years from origination and once the amortization period starts, payments are calculated to fully amortize by maturity. No Mortgage Loan has a shared appreciation or other contingent interest feature, or permits negative amortization. The Mortgage Interest Rate as well as the Lifetime Rate Cap and the Periodic Rate Cap for each Mortgage Loan are as set forth for such Mortgage Loan in the Mortgage Loan Schedule;

(b) Section 3.2(xliii), Prepayment Penalty Term, of the Purchase Agreement is hereby deleted in its entirety.

(c) The second paragraph of Section 4.4, Establishment of and Deposits to Custodial Account, of the Purchase Agreement is hereby amended by deleting the phrase "within one Business Day (or two Business Days in the case of the amounts described in clauses (3) through (5) below) of the Company's receipt," and replacing it with the phrase "within two (2) Business Days of the Company's receipt,"

(d) The second paragraph of Section 6.2, Satisfaction of Mortgages and Release of Custodial Mortgage Files, of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

> If the Company satisfies or releases the lien of the Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage (other than as a result of a modification of the Mortgage pursuant to the terms of this Agreement or a liquidation of the Mortgaged Property pursuant to the terms of this Agreement) or should the Company otherwise prejudice any rights the Purchaser may have under the mortgage instruments, upon written demand of the Purchaser, the Company shall repurchase the related Mortgage Loan at the Repurchase Price by deposit thereof in the Custodial Account within two (2) Business Days of receipt of such demand by the Purchaser. The Company shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in Section 4.12 insuring the Company against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

(e) Section 6.4(i), Annual Statement as to Compliance, of the Purchase Agreement is hereby deleted in its entirety;

(f) Section 6.5, Annual Independent Public Accountants' Servicing Report, of the Purchase Agreement is hereby deleted in its entirety;

(g) Section 9.01(a), Removal of Mortgage Loans from Inclusion Under this Agreement Upon a Securitization Transaction, of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

> (a) make all representations and warranties with respect to the Mortgage Loans as of the related Closing Date and with respect to the Company itself as of the closing date of each Whole Loan Transfer, Agency Sale or Securitization Transaction. In the event of a Securitization Transaction or Agency Sale for which Freddie Mac representations and warranties are required, the Company agrees to make the representations and warranties listed on Exhibit K of this Agreement, as of the related Closing Date, at the time of such Securitization Transaction or Agency Sale, with respect to the Mortgage Loans included therein; and

(h) The Purchase Agreement is hereby amended as of the date hereof by inserting a new Exhibit K, a copy of which is attached hereto as Exhibit B.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Purchase Agreement.

WELLS FARGO BANK, N.A., as Company

By: ______________________________
Name: Lori Maller
Title: Assistant Vice President

GOLDMAN SACHS MORTGAGE COMPANY, a New York Limited Partnership, as Purchaser

By: **GOLDMAN SACHS REAL ESTATE FUNDING CORP.**, a New York Corporation, its General Partner

By: ______________________________
Name:
Title:

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Purchase Agreement.

WELLS FARGO BANK, N.A., as Company

By: ______________________________
Name:
Title:

GOLDMAN SACHS MORTGAGE COMPANY, a New York Limited Partnership, as Purchaser

By: **GOLDMAN SACHS REAL ESTATE FUNDING CORP.**, a New York Corporation, its General Partner

By: ______________________________
Name: Christopher Gething
Title: VP

EXHIBIT A

MORTGAGE LOAN SCHEDULE

EXHIBIT B

FREDDIE MAC REPRESENTATIONS AND WARRANTIES

1. Eligible Products.

With respect to each Mortgage Loan, the Mortgagor was not encouraged or required to select a mortgage loan product offered by the Mortgage Loan's originator which is a higher cost product designed for less creditworthy borrowers, taking into account such facts as, without limitation, the Mortgage Loan's requirements and the borrower's credit history, income, assets and liabilities. For a borrower who seeks financing through a Mortgage Loan originator's higher-priced subprime lending channel, the borrower should be directed towards or offered the Mortgage Loan originator's standard mortgage line if the borrower is able to qualify for one of the standard products.

2. Borrower's Ability to Repay.

The methodology used in underwriting the extension of credit for each Mortgage Loan in the trust did not rely on the extent of the Mortgagor's equity in the collateral as the principal determining factor in approving such extension of credit. The methodology employed objective criteria that related such facts as, without limitation, the borrower's credit history, income, assets or liabilities, to the proposed mortgage payment and, based on such methodology, the Mortgage Loan's originator made a reasonable determination that at the time of origination the Mortgagor had the ability to make timely payments on the Mortgage Loan.

3. Indiana High Cost Home Loan.

There is no Mortgage Loan that was originated on or after January 1, 2005, that is a "high cost home loan" as defined under the Indiana Home Loan Practices Act (I.C. 24-9).

4. Mortgage Premise Located in Georgia.

There is no Mortgage Loan that was originated on or after October 1, 2002 and before March 7, 2003, that is secured by property located in the State of Georgia. There is no Mortgage Loan that was originated on or after March 7, 2003, that is a "high cost home loan" as defined under the Georgia Fair Lending Act.

5. Prepayment Penalties.

With respect to any Mortgage Loan that contains a Prepayment Charge: (a) the Mortgage Loan provides some benefit to the Mortgagor (*e.g.*, a rate or fee reduction) in exchange for accepting such Prepayment Charge; (b) the Mortgage Loan's originator had a written policy of offering the Mortgagor, or requiring third-party brokers to offer the Mortgagor, the option of obtaining a mortgage loan that did not require payment of such a

Prepayment Charge; (c) the Prepayment Charge was adequately disclosed to the Mortgagor pursuant to applicable state and federal law; (d) no subprime Mortgagor Loan originated on or after October 1, 2002 will provide for Prepayment Charges for a term in excess of three (3) years and any Mortgage Loans originated prior to such date, and any non-subprime loans, will not provide for Prepayment Charges for a term in excess of five (5) years; in each case unless the Mortgage Loan was modified to reduce the prepayment period to no more than three years from the date of the note and the Mortgagor was notified in writing of such reduction in prepayment period; and (e) such Prepayment Charge shall not be imposed in any instance when the Mortgage Loan is accelerated or paid off in connection with the workout of a delinquent Mortgage Loan or due to the Mortgagor's default, notwithstanding that the terms of the Mortgage Loan or state or federal law might permit the imposition of such Prepayment Charge.

6. Manufactured Housing.

No Mortgage Loan is secured by manufactured housing.